UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

MOJO DATA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-175003	33-1221102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 Dorado Beach East Dorado, Puerto Rico		00646
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 521-9700

2105 Plantation Village, Dorado, Puerto Rico 00646

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

2642 NE 9th Ave.

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

MOJO Data Solutions, Inc., a Puerto Rico corporation (the “Registrant”) is filing this Form 8-K/A to that certain Form 8-K filed on August 27, 2013 to reflect a previous amendment to a material definitive agreement under Item 1.01 of Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2013, the Registrant filed a Form 8-K with the U.S. Securities and Exchange Commission (the “Commission”), therein reporting, in part, under Item 1.01 that on August 23, 2013 (the “Closing Date”), the Registrant, then known as Authentic Teas, Inc., a Nevada corporation (“AUTT”), and the then executive officers and directors of AUTT (the “Selling Stockholders”), entered into a Stock Purchase Agreement with RDA Equities, LLC, a Puerto Rico limited liability company (“RDA”), pursuant to which RDA purchased from the Selling Stockholders approximately 68.6% of the outstanding shares of common stock of AUTT (the “Shares”) in consideration for $0.001 per Share (the “Purchase Price”), for an aggregate purchase price of $2,750 (the “Transaction”). Ralph M. Amato is the Managing Member of RDA and has voting and dispositive control of RDA.

Pursuant to the terms and conditions of the Stock Purchase Agreement, on the Closing Date, the Selling Stockholders resigned as the officers and directors of AUTT, Joseph Spiteri and Ralph M. Amato were appointed to the Board of Directors, and Joseph Spiteri was appointed the Chief Executive Officer, President, Secretary and Treasurer.

The Stock Purchase Agreement also stipulated, in part, that if the Registrant did not acquire (the “Acquisition”) the intellectual property assets of Mobile Data Systems, Inc., a New York corporation of which Mr. Spiteri has voting and dispositive control (“MDS”), on or prior to the 90th day following the Closing Date (the “Deadline Date”), RDA would undertake all reasonable efforts to undo the Transaction, including, but not limited to, replacing the new officers and directors of the Registrant with the Selling Stockholders and sell the Shares back to the Selling Stockholders for the same Purchase Price.

On November 15, 2013, RDA and the Selling Stockholders entered into an Amendment to the Stock Purchase Agreement therein extending the Deadline Date of the Acquisition to January 31, 2014.

As reported by the Registrant on a Form 8-K filed with the Commission on February 4, 2014, the Acquisition was consummated by the Registrant and MDS on January 31, 2014. The contents of that Form 8-K are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No:	Description:
10.1	Amendment, dated November 15, 2013, to that certain Restricted Stock Purchase Agreement, dated August 23, 2013, by and between RDA Equities, LLC, Authentic Teas, Inc. and the Selling Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO DATA SOLUTIONS, INC.

Dated: April 10, 2014	By:	/s/ JOSEPH SPITERI
Joseph Spiteri
President, Chief Executive Officer, Secretary and Treasurer
(Principal Executive Officer)